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                      SECURITIES AND EXCHANGE COMMISSION

                                   Form 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  March 8, 1999

                       Commission File Number:  0-20933

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                             RASTER GRAPHICS, INC.

            (Exact name of Registrant as specified in its charter)

        DELAWARE                                        94-3046090
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                             3025 ORCHARD PARKWAY
                             SAN JOSE, CA   95134
                    (Address of principal executive office)

                                (408) 232-4000
                        (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

       On March 5, 1999, Raster Graphics, Inc. announced the final judicial approval of the settlement of certain class action lawsuits, which were pending against the Company since March 1998 and which alleged that the Company and several of its officers and directors violated federal securities laws. Judicial approval of the settlement of these lawsuits is a condition to the proposed merger between Raster Graphics and Gretag Acquisition Corp., a wholly owned subsidiary of Gretag Imaging Group, Inc. Further details regarding this announcement are contained in the Company's news release dated March 5, 1999 attached as an exhibit hereto and incorporated reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  Exhibits:

            99.1   Raster Graphics, Inc. News Release dated March 5, 1999
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RASTER GRAPHICS, INC.



                                        /s/  Kathy J. Bagby
                                        ---------------------------
                                        Kathy J. Bagby
                                        Acting Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)

Date:  March 8, 1999